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                                                                    Exhibit 99.1

                         INCREMENTAL TERM LOAN AMENDMENT


To: JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) as Administrative Agent under the Credit Agreement referred to below

   Reference is hereby made to the Amended and Restated Credit Agreement dated as of September 1, 2004 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the "Credit Agreement") among COLLINS & AIKMAN PRODUCTS CO. (the "Borrower"), COLLINS & AIKMAN CORPORATION ("Holdings"), the financial institutions from time to time party thereto (the "Lenders"), CREDIT SUISSE FIRST BOSTON, as syndication agent, DEUTSCHE BANK SECURITIES INC., as documentation agent, and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                     I. Incremental Amendment. (a) This amendment (the "Incremental Amendment") is the Incremental Term Loan Amendment referred to in the Credit Agreement, and the Borrower and Credit Suisse First Boston (the "Incremental Lender") hereby notify you that:

                  1. the total Incremental Term Loan Commitment of the Incremental Lender is $75,000,000; and

                  2. (x) subject to the satisfaction of the conditions to effectiveness set forth in Section 3 hereof, the Incremental Term Loan Activation Date is April 4, 2005 and (y) subject to (A) the effectiveness of Amendment No. 1 to the Credit Agreement ("Amendment No. 1") and (B) the satisfaction of the conditions to Borrowing under Section 4.01 of the Credit Agreement, the funding of the Incremental Term Loan will occur on the later of the first business day following the effective date of Amendment No. 1 and April 11, 2005. In the event that the conditions to Borrowing the Incremental Term Loan are not satisfied on or before April 18, 2005, then this Incremental Amendment and the Incremental Term Loan Commitment hereunder shall automatically terminate unless CSFB shall, in its discretion, agree to an extension.



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   (b) Each of the Incremental Lender and the Borrower hereby agrees that the
Incremental Term Loan made pursuant to this Incremental Amendment will be a Tranche B-1 Term Loan for any and all purposes under the Credit Agreement.

                     II. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to the Incremental Lender that:

                           A. this Incremental Amendment has been duly
                  authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

                           B. after giving effect to this Incremental Amendment
                  and Amendment No. 1, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date;

                           C. the proceeds of the Incremental Term Loan will be
                  used in accordance with Section 4.5(h) of the indenture governing the Existing Subordinated Notes and Section 4.5(8) of the indenture governing the Existing Senior Notes; and

                           D. after giving effect to this Incremental Amendment
                  and Amendment No. 1, no Default or Event of Default has occurred and is continuing.

                     III. Conditions to Effectiveness. This Incremental Amendment shall become effective when:

                           A. the Administrative Agent shall have received
                  counterparts of this Incremental Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Incremental Lender;

                           B. the representations and warranties set forth in
                  Section 2 hereof are true and correct (as set forth on an officer's certificate delivered to the Administrative Agent and CSFB); and

                           C. all fees and expenses required to be paid or
                  reimbursed by the Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, on or prior to effectiveness as applicable.



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                     IV. Acknowledgement. The Incremental Lender hereby
          acknowledges that it will vote to approve Amendment No. 1. The Incremental Lender further acknowledges, and each Lender (an "Assignee") to which the Incremental Lender assigns or participates any such Incremental Term Loan pursuant to the Credit Agreement will acknowledge by acceptance of such assignment or participation, that the Borrower is not current in its filings with the United States Securities and Exchange Commission and the publicly available financial information concerning the Borrower and its subsidiaries is incomplete and subject to revision and change upon audit and review by the Borrower's auditors. The Incremental Lender acknowledges, and each such Assignee will acknowledge by acceptance of such assignment or participation, that it is nonetheless making its evaluation of the Borrower and the Credit Agreement, the Loans and Commitments and the transactions contemplated hereby and making its decision to make or acquire Loans under such circumstances. None of the Borrower or any of its Affiliates takes any responsibility for any decision by the Incremental Lender or any of such Assignee to limit the scope of the information it has obtained or elected to obtain in connection with its evaluation of the Borrower and this Incremental Amendment, the Loans and Commitments and the transactions contemplated hereby. The foregoing acknowledgement does not limit any rights that any Lender may otherwise have under the Credit Agreement.

                     V. APPLICABLE LAW. THIS INCREMENTAL AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                     VI. Credit Agreement. Except as expressly set forth herein, this Incremental Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to Waiver No. 1 to the Credit Agreement dated as of March 31, 2005. The interpretation of the provisions hereof shall be deemed to give effect to such Waiver No. 1.

                     VII. Counterparts. This Incremental Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Incremental Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Incremental Amendment.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Incremental Amendment to be duly executed by their authorized officers as of April 4, 2005.


                                    COLLINS & AIKMAN PRODUCTS CO.,

                                    by /s/ John A. Galante
                                       -----------------------------------------
                                       Name:  John A. Galante
                                       Title: Vice President & Treasurer



                                    COLLINS & AIKMAN CORPORATION,

                                    by /s/ John A. Galante
                                       -----------------------------------------
                                       Name:  John A. Galante
                                       Title: Vice President & Treasurer



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                                    CREDIT SUISSE FIRST BOSTON, acting through
                                    its Cayman Islands Branch, as the
                                    Incremental Lender,



                                    by /s/ Mark E. Gleason
                                       -----------------------------------------
                                       Name:  Mark E. Gleason
                                       Title: Director


                                    by /s/ Denise L. Alvarez
                                       -----------------------------------------
                                       Name:  Denise L. Alvarez
                                       Title: Associate



CONSENTED TO:

JPMORGAN CHASE BANK, N.A.,
  as Administrative Agent,



by    /s/ Richard W. Duker
  ---------------------------------
  Name:  Richard W. Duker
  Title: Managing Director